UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21969

                                 The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund Semiannual Report — June 30, 2014
Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the six months ended June 30, 2014, the net asset value (“NAV”) total return of The GDL Fund was 2.2%, compared with a total return of 0.02% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 2.9%. The Fund’s NAV per share was $12.58, while the price of the publicly traded shares closed at $10.86 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2014.

Comparative Results

Average Annual Returns through June 30, 2014 (a) (Unaudited)					Since
	Year to Date	1 Year	3 Year	5 Year	Inception (01/31/07)
GDL Fund
NAV Total Return (b)	2.22%	5.85%	3.17%	4.19%	2.98%
Investment Total Return (c)	2.89	5.31	3.46	5.83	1.45
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.02	0.05	0.07	0.11	0.97

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2014:

The GDL Fund

Long Positions

U.S. Government Obligations	37.9%
Health Care	10.7%
Electronics	6.7%
Energy and Utilities	6.4%
Retail	6.1%
Telecommunications	6.0%
Food and Beverage	5.6%
Financial Services	4.9%
Computer Software and Services	2.8%
Business Services	2.2%
Cable and Satellite	2.0%
Building and Construction	1.7%
Equipment and Supplies	1.2%
Automotive: Parts and Accessories	1.2%
Transportation	0.9%
Wireless Communications	0.6%
Semiconductors	0.5%
Metals and Mining	0.5%
Diversified Industrial	0.5%
Machinery	0.4%

Consumer Products and Services	0.3%
Specialty Chemicals	0.3%
Hotels and Gaming	0.2%
Communications Equipment	0.2%
Aerospace and Defense	0.1%
Real Estate	0.1%
Publishing	0.0%*
Paper and Forest Products	0.0%*
Educational Services	0.0%*

100.0%

Short Positions
Health Care	(4.5)%
Building and Construction	(1.4)%
Energy and Utilities	(0.4)%
Retail	(0.0)%*

(6.3)%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2014 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 61.7%
	Aerospace and Defense — 0.1%
76,000	Allied Defense Group Escrow†	$0	$4,560
28,000	Exelis Inc.	361,163	475,440
6,000	Kratos Defense & Security Solutions Inc.†	58,908	46,800

		420,071	526,800

	Automotive: Parts and Accessories — 1.2%
75,000	Cooper Tire & Rubber Co.	1,816,556	2,250,000
200,000	The Pep Boys-Manny, Moe & Jack†	2,440,110	2,292,000

		4,256,666	4,542,000

	Building and Construction — 1.7%
23,000	Fortune Brands Home & Security Inc.	282,741	918,390
60,000	Texas Industries Inc.†	4,778,137	5,541,600

		5,060,878	6,459,990

	Business Services — 2.2%
4,000	Acxiom Corp.†	44,044	86,760
27,108	Blackhawk Network Holdings Inc., Cl. B†	632,159	727,850
500	Bull†	3,383	3,375
92,138	Clear Channel Outdoor Holdings Inc., Cl. A	109,624	753,689
205,000	GrainCorp Ltd., Cl. A	2,428,465	1,623,762
80,000	MICROS Systems Inc.†	5,421,112	5,432,000
500	PubliGroupe AG	117,882	119,531

		8,756,669	8,746,967

	Cable and Satellite — 2.0%
9,000	AMC Networks Inc., Cl. A†	371,666	553,410
219,000	British Sky Broadcasting Group plc	2,433,405	3,388,143
10,000	Cablevision Systems Corp., Cl. A	128,250	176,500
12,910	Liberty Global plc, Cl. A†	500,655	570,880
30,000	Liberty Global plc, Cl. C†	1,093,442	1,269,300
100,000	Sky Deutschland AG†	854,500	921,265
7,500	Time Warner Cable Inc.	1,031,605	1,104,750

		6,413,523	7,984,248

	Communications Equipment — 0.2%
30,000	Riverbed Technology Inc.†	609,680	618,900

	Computer Software and Services — 2.8%
5,000	AutoNavi Holdings Ltd., ADR†	102,602	104,500
224,600	BMC Software Stub†	0	11,230
24,000	Cision AB†	225,590	218,213
2,000	Ebix Inc.	31,827	28,620
658,803	Fusion-io Inc.†	7,504,629	7,444,474
2,000	Mentor Graphics Corp.	12,683	43,140
120,000	ReadSoft AB, Cl. B	742,107	795,624
500	Schawk Inc.	10,111	10,180

Shares		Cost	Market Value
65,000	Yahoo! Inc.†	$966,499	$2,283,450

		9,596,048	10,939,431

	Consumer Products and Services — 0.3%
76,000	Avon Products Inc.(a)	1,373,622	1,110,360
8,000	Blyth Inc.	84,802	62,240
1,000	Digital Cinema Destinations Corp.†	6,065	6,010
1,000	OpenTable Inc.†	103,516	103,600
2,000	Prestige Brands Holdings Inc.†	30,115	67,780

		1,598,120	1,349,990

	Diversified Industrial — 0.5%
3,000	Foster Wheeler AG	94,784	102,210
15,000	ITT Corp.	329,299	721,500
46,000	Myers Industries Inc.	521,564	924,140

		945,647	1,747,850

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	46,025	3,550

	Electronics — 6.7%
211,700	Alliance Semiconductor Corp.†	1,035,247	169,360
77,500	Bel Fuse Inc., Cl. A	2,052,412	1,904,950
110,000	Cobra Automotive Technologies SpA†	220,412	223,525
175,000	Hittite Microwave Corp.	13,641,408	13,641,250
480,000	Laird plc	1,516,832	2,331,325
90,000	Measurement Specialties Inc.†	7,741,095	7,746,300
10,000	Wolfson Microelectronics plc†	39,201	39,619

		26,246,607	26,056,329

	Energy and Utilities — 6.4%
152,000	Alvopetro Energy Ltd.†	146,649	172,363
4,000	Atlas Energy LP	56,023	179,520
500,000	Caracal Energy Inc.†	4,544,621	4,689,211
10,000	Cleco Corp.	560,955	589,500
270,000	Dragon Oil plc	1,655,626	2,834,834
72,000	Endesa SA	1,799,401	2,785,157
5,000	Equal Energy Ltd.	27,000	27,100
460,000	Gulf Coast Ultra Deep Royalty Trust†	805,000	1,347,800
44,418	Integrys Energy Group Inc.	3,040,259	3,159,452
336	LinnCo LLC	9,088	10,513
10,000	NRG Energy Inc.	229,472	372,000
1,000	Origin Energy Ltd.	15,738	13,786
92,000	Pepco Holdings Inc.	2,462,251	2,528,160
2,000	Silverwillow Energy Corp.†	2,261	562
100,713	UNS Energy Corp.	5,994,806	6,084,072
100,000	WesternZagros Resources Ltd.†	303,795	111,522

		21,652,945	24,905,552

	Equipment and Supplies — 1.2%
290,000	Kentz Corp. Ltd.	4,593,223	4,595,769

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
3,000	The Middleby Corp.†	$23,710	$248,160

		4,616,933	4,843,929

	Financial Services — 4.9%
900	Aspen Insurance Holdings Ltd.	40,691	40,878
60,000	First Niagara Financial Group Inc.	836,346	524,400
30,000	Hudson City Bancorp Inc.	251,447	294,900
130,000	National Interstate Corp.	3,876,985	3,642,600
60,000	Navient Corp.	645,152	1,062,600
18,400	Pohjola Bank plc, Cl. A	421,740	400,603
177,000	Protective Life Corp.	12,269,582	12,271,410
60,000	SLM Corp.	378,899	498,600
50,000	SWS Group Inc.†	366,876	364,000
500	TF Financial Corp.	20,753	21,240
500	Tower Group International Ltd.†	1,312	900

		19,109,783	19,122,131

	Food and Beverage — 5.6%
210,000	China Huiyuan Juice Group Ltd.†	183,873	101,879
1,310,000	Parmalat SpA	4,593,967	4,480,871
5,000	Pinnacle Foods Inc.	171,344	164,500
9,000	Post Holdings Inc.†	221,658	458,190
250,000	The Hillshire Brands Co.	12,703,535	15,575,000
1,000	Warrnambool Cheese & Butter Factory Co. Holding Ltd.	6,834	7,402
3,255,000	Yashili International Holdings Ltd.	1,470,559	1,184,339

		19,351,770	21,972,181

	Health Care — 10.6%
1,000	Allergan Inc.	165,960	169,220
550,000	ArthroCare Corp. Stub†	0	192,500
43,000	AstraZeneca plc, ADR	3,382,122	3,195,330
66,500	Covidien plc	5,850,277	5,996,970
200,000	Forest Laboratories Inc.†	18,888,939	19,800,000
20,000	Furiex Pharmaceuticals Inc.†	2,065,682	2,123,600
1,000	Gentiva Health Services Inc.†	14,582	15,060
2,400	ICU Medical Inc.†	150,445	145,944
90,000	Idenix Pharmaceuticals Inc.†	2,171,305	2,169,000
14,000	Illumina Inc.†	624,681	2,499,560
1,000	Lexicon Pharmaceuticals Inc.†	1,640	1,610
85,000	Medical Action Industries Inc.†	1,163,663	1,167,050
110,000	Nordion Inc.†	1,338,896	1,381,600
1,000	QLT Inc.†	6,451	6,180
1,000	Questcor Pharmaceuticals Inc.	89,985	92,490
31,000	Rhoen Klinikum AG	716,060	1,023,853
200	Shire plc, ADR	36,960	47,098
30,000	Smith & Nephew plc	315,411	533,441
2,500	Smith & Nephew plc, ADR	232,996	223,200
1,000	Synageva BioPharma Corp.†	17,875	104,800

Shares			Cost	Market Value
800		Taro Pharmaceuticals Industries Ltd.†	$31,544	$112,192
1,241		Wright Medical Group Inc.†	28,903	38,968
13,000		WuXi PharmaTech Cayman Inc., ADR†	211,948	427,180

			37,506,325	41,466,846

		Hotels and Gaming — 0.2%
1,000		Giant Interactive Group Inc., ADR	11,236	11,840
15,000		International Game Technology	238,014	238,650
1,000		MGM Resorts International†	2,620	26,400
30,000		MTR Gaming Group Inc.†	155,912	160,500
28,000		Orient-Express Hotels Ltd., Cl A†	310,473	407,120

			718,255	844,510

		Machinery — 0.4%
3,000		CNH Industrial NV	34,740	30,809
42,000		Xylem Inc.	1,202,465	1,641,360

			1,237,205	1,672,169

		Metals and Mining — 0.5%
0	(b)	Agnico Eagle Mines Ltd.	13	15
5,000		Augusta Resource Corp.†	15,377	15,791
190,000		AuRico Gold Inc.	1,520,589	809,400
2,800		Camino Minerals Corp.†	5,242	210
1,000		Chaparral Gold Corp.†	328	487
11		Jaguar Mining Inc.†	733	9
10,000		Lonmin plc†	62,068	40,594
5,000		Lumina Copper Corp.†	44,753	46,249
1,000		Osisko Gold Royalties Ltd.†	14,569	15,041
3,000		Pan American Silver Corp.	61,495	45,996
500		Papillon Resources Ltd.†	750	891
16,000		Vulcan Materials Co.	606,137	1,020,000
0	(b)	Yamana Gold Inc.	1	1

			2,332,055	1,994,684

		Paper and Forest Products — 0.0%
12,000		Ainsworth Lumber Co. Ltd.†	43,739	31,151

		Publishing — 0.0%
136,000		SCMP Group Ltd.	48,079	33,077

		Real Estate — 0.1%
32,100		American Realty Capital Healthcare Trust Inc.	349,559	349,569

		Retail — 6.1%
10,000		Dixons Retail plc†	8,048	8,521
300,000		Safeway Inc.	11,006,958	10,302,000
3,600		SpartanNash Co.	73,554	75,636
65,000		Susser Holdings Corp.†	5,068,770	5,246,800
380,557		Zale Corp.†	7,961,908	7,991,697

			24,119,238	23,624,654

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Semiconductors — 0.5%
320,000	PLX Technology Inc.†	$2,088,357	$2,070,400
1,000	RDA Microelectronics Inc., ADR	18,083	17,110
2,500	Xcerra Corp.†	18,894	22,750

		2,125,334	2,110,260

	Specialty Chemicals — 0.3%
3,000	Ashland Inc.	27,107	326,220
40,000	PetroLogistics LP	570,324	574,400
3,600	SGL Carbon SE†	128,691	118,431

		726,122	1,019,051

	Telecommunications — 6.0%
191,273	Aeroflex Holding Corp.†	2,003,629	2,008,367
690,000	Asia Satellite Telecommunications Holdings Ltd.	1,533,382	2,612,962
180,000	Cbeyond Inc.†	1,772,712	1,791,000
200,000	Koninklijke KPN NV†	613,090	728,742
115,000	LIN Media LLC, Cl. A†	2,953,672	3,133,750
500	Loral Space & Communications Inc.†	38,858	36,345
3,926	Sprint Corp.†	22,260	33,489
170,000	Telenet Group Holding NV†	7,717,402	9,688,347
9,500	tw telecom inc.†	371,383	382,945
64,500	Ziggo NV	2,846,117	2,982,562

		19,872,505	23,398,509

	Transportation — 0.9%
405,000	TNT Express NV	4,577,550	3,665,685

	Wireless Communications — 0.3%
13,000	Blackberry Ltd.†	102,080	133,120
25,000	T-Mobile US Inc.†	406,250	840,500

		508,330	973,620

	TOTAL COMMON STOCKS	222,845,661	241,003,633

	RIGHTS — 0.4%

	Health Care — 0.1%
187,200	Adolor Corp., CPR, expire 07/01/19†	0	97,344
201,600	American Medical Alert Corp.†	0	2,016
18,000	Chelsea Therapeutics International Ltd., CVR†	1,980	1,980
90,200	Clinical Data Inc., CVR, expire 04/14/18†	0	85,690
31,000	Cubist Pharmaceuticals Inc., CVR†	68,897	3,593
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	0	60
346,322	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	164,073	183,551
186,000	Trius Therapeutics, CVR†	0	24,180

Shares		Cost	Market Value
5,000	Wright Medical Group Inc., CVR, expire 03/01/16†	$12,375	$7,450

		247,325	405,864

	Wireless Communications — 0.3%
470,000	Leap Wireless International Inc., CVR, expire 03/14/16†	1,102,230	1,184,400

	TOTAL RIGHTS	1,349,555	1,590,264

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
35,000	Kinder Morgan Inc., expire 05/25/17†	66,675	97,300

	Metals and Mining — 0.0%
220	Kinross Gold Corp., expire 09/17/14†	1,048	5

	TOTAL WARRANTS	67,723	97,305

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 37.9%
$147,991,000	U.S. Treasury Bills, 0.010% to 0.075%††, 07/10/14 to 12/11/14(c)	147,970,779	147,973,769

TOTAL INVESTMENTS — 100.0%		$372,233,718	390,664,971

		Settlement Date	Unrealized Depreciation

	FORWARD FOREIGN EXCHANGE CONTRACTS
11,000,000(d)	Deliver British Pounds in exchange for United States Dollars 18,821,404(e)	07/25/14	(150,862)
19,000,000(f)	Deliver Euros in exchange for United States Dollars 26,019,199(e)	07/25/14	(123,872)
6,500,000(g)	Deliver Swedish Krona in exchange for United States Dollars 972,512(e)	07/25/14	(7,999)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		(282,733)

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

Notional Amount		Termination Date	Unrealized Appreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$ 125,658	Gulf Keystone Petroleum Ltd.(h)	06/29/15	$42,600

(90,000 Shares)

			Market Value
	SECURITIES SOLD SHORT — (6.3)%
	(Proceeds received $23,171,001)		(24,739,001)

Other Assets and Liabilities (Net)			25,504,142
PREFERRED STOCK (2,724,641 preferred shares outstanding)			(136,232,050)

NET ASSETS — COMMON STOCK (20,270,935 common shares outstanding)			$254,957,929

NET ASSET VALUE PER COMMON SHARE ($254,957,929 ÷ 20,270,935 shares outstanding)			$12.58

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (6.3)%
	Building and Construction — (1.4)%
42,000	Martin Marietta Materials Inc.	$4,836,384	$5,546,100

	Energy and Utilities — (0.4)%
35,440	Wisconsin Energy Corp.	1,603,773	1,662,845

	Health Care — (4.5)%
66,120	Actavis plc	14,059,332	14,748,066
43,498	Medtronic Inc.	2,663,370	2,773,433

		16,722,702	17,521,499

	Retail — (0.0)%
1,550	Carphone Warehouse Group plc	8,142	8,557

	TOTAL SECURITIES SOLD SHORT	$23,171,001	$24,739,001

(a)

At June 30, 2014, securities, or a portion thereof, with a value of $540,570 were reserved and/or pledged for collateral with the custodian for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.

(b)	Fractional Shares.
(c)	At June 30, 2014, $75,550,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(d)	Principal amount denoted in British Pounds.
(e)	At June 30, 2014, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(f)	Principal amount denoted in Euros.
(g)	Principal amount denoted in Swedish Krona.
(h)	At June 30, 2014, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	84.6%	$330,601,327
Europe	13.0	50,600,591
Asia/Pacific	1.6	6,138,727
Africa/Middle East	0.7	2,875,428
Latin America	0.1	448,898

Total Investments	100.0%	$390,664,971

Short Positions
Europe	(3.8)%	$(14,756,624)
North America	(2.5)	(9,982,377)

Total Investments	(6.3)%	$(24,739,001)

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments, at value (cost $372,233,718)	$390,664,971
Foreign currency, at value (cost $54,521)	54,927
Deposit at brokers (including proceeds from securities sold short $23,171,001)	24,638,319
Receivable for investments sold	6,058,146
Dividends receivable	622,740
Unrealized appreciation on swap contracts	42,600
Prepaid expenses	4,151
Deferred offering expense	346,970

Total Assets	422,432,824

Liabilities:
Securities sold short, at value	24,739,001
Payable to custodian	262,343
Distributions payable	56,763
Payable for Fund shares redeemed	32,520
Payable for investments purchased	4,548,031
Payable for investment advisory fees	1,151,970
Payable for payroll expenses	100,084
Payable for accounting fees	11,250
Unrealized depreciation on forward foreign exchange contracts	282,733
Dividends payable on securities sold short	16,800
Series B Cumulative Preferred Shares, callable and mandatory redemption 03/26/18 (See Notes 2 and 5)	136,232,050
Other accrued expenses	41,350

Total Liabilities	167,474,895

Net Assets Attributable to Common Shareholders	$254,957,929

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$238,818,808
Accumulated net investment loss	(3,675,981)
Accumulated net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	3,181,692
Net unrealized appreciation on investments	18,431,253
Net unrealized depreciation on securities sold short	(1,568,000)
Net unrealized appreciation on swap contracts	42,600
Net unrealized depreciation on foreign currency translations	(272,443)

Net Assets	$254,957,929

Net Asset Value per Common Share:
($254,957,929 ÷ 20,270,935 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$12.58

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $37,825)	$1,621,650
Interest	60,194

Total Investment Income	1,681,844

Expenses:
Investment advisory fees	1,981,237
Interest expense on preferred shares	2,032,128
Trustees’ fees	73,834
Payroll expenses	69,150
Shareholder communications expenses	48,267
Offering expense for issuance of preferred shares	46,041
Dividend expense on securities sold short	33,600
Custodian fees	27,220
Service fees for securities sold short	27,680
Accounting fees	22,500
Legal and audit fees	14,543
Shareholder services fees	7,786
Miscellaneous expenses	42,776

Total Expenses	4,426,762

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(1,809)

Net Expenses	4,424,953

Net Investment Loss	(2,743,109)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap
Contracts, and Foreign Currency:
Net realized gain on investments	5,877,006
Net realized loss on securities sold short	(18,190)
Net realized gain on swap contracts	212,400
Net realized loss on foreign currency transactions	(903,212)

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	5,168,004

Net change in unrealized appreciation/depreciation:
on investments	3,709,615
on securities sold short	(1,568,000)
on swap contracts	(301,091)
on foreign currency translations	371,870

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	2,212,394

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	7,380,398

Net Increase in Net Assets Resulting from Operations	4,637,289

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$4,637,289

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
Operations:
Net investment loss	$(2,743,109)	$(6,918,124)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	5,168,004	11,895,349
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	2,212,394	11,852,778

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	4,637,289	16,830,003

Distributions to Common Shareholders:
Net realized short term gain	—	(3,157,706)
Net realized long term gain	(797,907)*	(2,802,682)
Return of capital	(9,175,931)*	(20,965,921)

Total Distributions to Common Shareholders	(9,973,838)	(26,926,309)

Fund Share Transactions:
Decrease from repurchase of common shares	(8,457,000)	(120,151)

Decrease in Net Assets from Fund Share Transactions	(8,457,000)	(120,151)

Net Decrease in Net Assets Attributable to Common Shareholders	(13,793,549)	(10,216,457)

Net Assets Attributable to Common Shareholders:
Beginning of year	268,751,478	278,967,935

End of period (including undistributed net investment income of $0 and $0, respectively)	$254,957,929	$268,751,478

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2014

Net increase in net assets resulting from operations	$4,637,289

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of investment securities	(387,844,419)
Proceeds from sales of investment securities	360,495,274
Proceeds from short sales of investment securities	23,477,300
Purchase of securities to cover short sales	(324,489)
Net sales of short term investment securities	63,174,648
Net realized gain on investments	(5,877,006)
Net realized loss on securities sold short	18,190
Net change in unrealized appreciation/depreciation on investments and swap contracts	(3,408,524)
Accretion of discount	(59,998)
Net decrease in unrealized depreciation on forward foreign exchange contracts	(371,764)
Net increase in unrealized depreciation on securities sold short	1,568,000
Increase in receivable for investments sold	(5,808,007)
Decrease in payable for investments purchased	(1,642,215)
Increase in deposit at broker	(24,638,319)
Increase in payable for short sale dividends	16,800
Increase in dividends and interest receivable	(317,381)
Decrease in deferred offering expense	46,041
Decrease in prepaid expense	1,212
Decrease in payable for investment advisory fees	(5,232,777)
Increase in payable for payroll expenses	45,596
Increase in payable for accounting fees	7,500
Decrease in distributions payable	(11,353)
Decrease in other accrued expenses	(35,842)

Net cash provided by operating activities	17,915,756

Net decrease in net assets resulting from financing activities:
Distributions paid to Common Shareholders	(9,973,838)
Increase in payable to custodian	262,343
Increase in payable for Fund shares repurchased	32,520
Decrease from repurchase of common shares	(8,457,000)

Net cash used in financing activities	(18,135,975)

Net decrease in cash	(220,219)

Cash (including foreign currency):
Beginning of year	275,146

End of period	$54,927

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$2,032,128

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010		2009
Operating Performance:
Net asset value, beginning of year	$ 12.78		$13.26	$13.94	$15.02	$15.84		$16.20

Net investment loss	(0.21)		(0.33)	(0.46)	(0.55)	(0.56)		(0.54)
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	0.44		1.13	1.06	0.74	1.02		1.46

Total from investment operations	0.23		0.80	0.60	0.19	0.46		0.92

Distributions to Common Shareholders:
Net investment income	—		—	(0.08)	(0.02)	—		—
Net realized gain	(0.04	)*	(0.28)	—	(0.39)	(0.03)		—
Return of capital	(0.44	)*	(1.00)	(1.20)	(0.87)	(1.25)		(1.28)

Total distributions to common shareholders	(0.48)		(1.28)	(1.28)	(1.28)	(1.28)		(1.28)

Common Share Transactions:
Increase/(decrease) in net asset value from repurchase of common shares	0.05		0.00(a )	0.00(a )	0.01	(0.00	)(a)	(0.00	)(a)
Recapture of gain on sale of Fund shares by an affiliate	—		—	—	—	0.00(a	)	—

Total Fund share transactions	0.05		0.00(a )	0.00(a )	0.01	0.00(a	)	(0.00	)(a)

Net Asset Value, End of Period	$ 12.58		$12.78	$13.26	$13.94	$15.02		$15.84

NAV total return †	2.22%		6.31%	4.44%	1.26%	3.07%		5.90%

Market value, end of period	$ 10.86		$11.02	$11.42	$11.80	$13.37		$14.41

Investment total return ††	2.89%		7.79%	7.67%	(2.51)%	1.72%		20.03%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$391,190		$404,984	$422,956	$437,755	$413,993		$431,498
Net assets attributable to common shares, end of period (in 000’s)	$254,958		$268,751	$278,968	$293,767	$317,981		$335,486
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs(b)(c)	(2.10	)%(d)	(2.50)%	(3.33)%	(3.71)%	(3.60)%		(3.35)%
Ratio of operating expenses excluding the effect of dividends on securities sold short to average net assets attributable to common shares(c)(e)	3.36	%(d)	4.76%	4.58%	4.87%	4.39%		4.67%
Portfolio turnover rate	181%		319%	335%	336%	365%		371%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2014	Year Ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009
Preferred Stock:
8.500% Series A Cumulative Preferred Shares (f)
Liquidation value, end of period (in 000’s)	—	—	—	—	$96,012	$96,012
Total shares outstanding (in 000’s)	—	—	—	—	1,920	1,920
Liquidation preference per share	—	—	—	—	$50.00	$50.00
Average market value(g)	—	—	—	—	$53.05	$53.40
Asset coverage per share	—	—	—	—	$215.59	$224.71
Asset coverage	—	—	—	—	431%	449%
Series B Cumulative Preferred Shares (h)
Liquidation value, end of period (in 000’s)	$136,232	$136,232	$143,988	$143,988	—	—
Total shares outstanding (in 000’s)	2,725	2,725	2,880	2,880	—	—
Liquidation preference per share	$50.00	$50.00	$50.00	$50.00	—	—
Average market value(g)	$50.36	$50.41	$50.63	$52.46	—	—
Asset coverage per share	$143.57	$148.64	$146.87	$152.01	—	—
Asset coverage	287%	297%	294%	304%	—	—

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)

The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares and offering costs include amounts relating to the 8.50% Series A Preferred Shares from its issuance in 2009 to its repayment in 2011 and to the Series B Preferred Shares from its issuance in 2011 through June 30, 2014 (see Footnotes 2 and 5).

(c)

Ratio of operating expenses including interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2014 and the years ended December 31, 2013, 2012, 2011, 2010, and 2009 would have been 3.38%, 4.80%, 4.66%, 4.89%, 4.39%, and 4.67%, respectively.

(d)	Annualized.
(e)

Ratio of operating expenses excluding interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2014 and the years ended December 31, 2013, 2012, 2011, 2010, and 2009 would have been 0.44%, 3.22%, 2.58%, 1.56%, 1.89%, and 2.53%, respectively.

(f)	Series A Cumulative Preferred Shares were first issued on February 6, 2009 and were redeemed on May 31, 2011.
(g)	Based on weekly prices.
(h)	Series B Cumulative Preferred Shares were first issued on April 15, 2011.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. The GDL Fund currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 6/30/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$ 522,240	—	$ 4,560	$ 526,800
Computer Software and Services	10,928,201	—	11,230	10,939,431
Health Care	41,274,346	—	192,500	41,466,846
Publishing	—	—	33,077	33,077
Retail	15,632,957	$ 7,991,697	—	23,624,654
Other Industries (a)	164,412,825	—	—	164,412,825

Total Common Stocks	232,770,569	7,991,697	241,367	241,003,633

Rights(a)	194,594	—	1,395,670	1,590,264
Warrants(a)	97,305	—	—	97,305
U.S. Government Obligations	—	147,973,769	—	147,973,769

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$233,062,468	$ 155,965,466	$1,637,037	$390,664,971

LIABILITIES (Market Value):
Common Stocks Sold Short(a)	$(24,730,444)	$ (8,557)	—	$(24,739,001)

TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(24,730,444)	$ (8,557)	—	$(24,739,001)

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/14
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$ 42,600	—	$ 42,600
LIABILITIES (Unrealized Depreciation):*
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(282,733)	—	(282,733)

TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$(240,133)	—	$(240,133)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the six months ended June 30, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at June 30, 2014 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation
$125,658 (90,000 Shares)	Market Value Appreciation on: Gulf Keystone Petroleum Ltd.	One Month LIBOR plus 90 bps plus Market Value Depreciation on: Gulf Keystone Petroleum Ltd.	6/29/15	$42,600

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2014 had an average monthly notional amount of approximately $3,971,055.

At June 30, 2014, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the six months ended June 30, 2014, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2014 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign exchange contracts during the six months ended June 30, 2014 had an average monthly notional amount of approximately $76,927,857.

At June 30, 2014, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the six months ended June 30, 2014, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized loss on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2014, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Equity Contract for Difference Swap Agreement	$42,600	$-	$42,600

The following table presents the Fund’s derivative assets by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2014:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Counterparty
The Goldman Sachs Group, Inc.	$42,600	$(42,600)	$-	$-

At June 30, 2014, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$282,733	$-	$282,733

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2014:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank and Trust Co.	$282,733	$(282,733)	$-	$-

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at June 30, 2014 are reflected within the Schedule of Investments.

Series B Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense” on preferred shares within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2014, the Fund held no investments in restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series B Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate. Any paid-in capital that is a component of a distribution and is not sourced from net investment income or realized gains of the Fund should not be considered as yield or total return on an investment from the Fund, respectively.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,157,706	$4,141,258
Long term capital gain	2,802,682	—
Return of capital	20,965,921	—

Total distributions paid	$26,926,309	$4,141,258

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, swap contracts, and foreign currency translations	$13,634,267
Qualified late year loss deferral*	(922,720)
Other temporary differences**	(411,808)

Total.	$12,299,739

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2013, the Fund elected to defer $777,370, and $145,350 of late year ordinary losses and long term capital losses, respectively.

**	Other temporary differences are primarily due to mark-to-market adjustments on foreign currency, and preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at June 30, 2014:

		Gross	Gross	Net Unrealized
	Cost/	Unrealized	Unrealized	Appreciation/
	(Proceeds)	Appreciation	Depreciation	Depreciation
Investments	$373,194,943	$24,772,736	$(7,302,708)	$17,470,028
Securities sold short	(23,171,001)	—	(1,568,000)	(1,568,000)

		$24,772,736	$(8,870,708)	$15,902,028

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2014, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the six months ended June 30, 2014, the Fund accrued a $991,181 performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2014, the Fund paid brokerage commissions on security trades of $106,060 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2014, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

from affiliates of the Adviser). For the six months ended June 30, 2014, the Fund paid or accrued $69,150 in payroll expenses in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2014, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $1,809.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2014, other than short term securities and U.S. Government obligations, aggregated $387,844,419 and $360,486,620, respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2014, aggregated $406,503,978 and $469,678,626, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2014, the Fund repurchased and retired 765,244 shares in the open market at a cost of $8,457,000 and an average discount of approximately 12.65% from its NAV.

Transactions in common shares of beneficial interest for the six months ended June 30, 2014 and the year ended December 31, 2013 were as follows:

Six Months Ended
	June 30, 2014		Year Ended
	(Unaudited)		December 31, 2013
	Shares	Amount	Shares	Amount
Shares repurchased	765,244	$8,457,000	10,000	$120,151

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

The Series B Preferred pay quarterly distributions in March, June, September, and December of each year. On January 24, 2013, the Board reset the annual dividend rate to 3.00% on the Series B Preferred for dividend periods through March 26, 2015. The annual dividend rate thereafter will be reset by the Board and publicly

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

announced in notices at least sixty days prior to March 26, 2015 for all remaining dividend periods prior to the mandatory redemption date of March 26, 2018. The Series B Preferred may be put back to the Fund during a period after the announcement of a new rate, and may be redeemed by the Fund at any time after April 14, 2014. Each reset date will take into account interest rates for debt securities with similar timeframes to put or maturity and annual dividend rates may be lower than 7.00%, but not less than 3.00% annually. Prior to the interest rate reset for March 26, 2013, 155,117 Series B Preferred were put back to the Fund at the liquidation value of $7,755,850. At June 30, 2014, there were 2,724,641 Series B Preferred outstanding and accrued dividends amounted to $56,763.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York (the “Court”) against the Executive Vice President and Chief Operating Officer (the “Officer”) of the Adviser, alleging violations of certain federal securities laws arising from the same matter. On May 2, 2014, the SEC filed with the Court a stipulation of voluntary dismissal of the civil action against the

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Officer, and on June 19, 2014, the Court approved the stipulation and entered an order of dismissal of the action against the Officer. The settlement by the Adviser and the disposition of the action against the Officer did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 12, 2014 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 12, 2014 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Clarence A. Davis and Arthur V. Ferrara as Trustees of the Fund. A total of 20,686,172 votes and 20,690,941 votes were cast in favor of these Trustees and a total of 346,999 votes and 342,231 votes were withheld for these Trustees, respectively. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Trustee of the Fund. A total of 2,382,025 votes were cast in favor of this Trustee and a total of 53,877 votes were withheld for this Trustee.

Mario J. Gabelli, CFA, Anthony J. Colavita, Mario d’Urso, Michael J. Melarkey, Edward T. Tokar, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 11, 2014, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The GDL Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The GDL Fund

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Mario d’Urso

Former Italian Senator

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

Michael J. Melarkey

Partner,

Avansino, Melarkey, Knobel,

Mulligan & McKenzie

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Nicholas Mills

Assistant Vice President

and Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

AMERICAN STOCK TRANSFER AND

TRUST COMPANY

GDL Q2/2014

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/14 through 01/31/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,036,179 Preferred Series B – 2,879,758
Month #2 02/01/14 through 02/28/14	Common – 26,400 Preferred Series B – N/A	Common – $11.2020 Preferred Series B – N/A	Common – 26,400 Preferred Series B – N/A	Common – 21,036,179 – 26,400 = 21,009,779 Preferred Series B – 2,879,758
Month #3 03/01/14 through 03/31/14	Common – 285,720 Preferred Series B – N/A	Common – $11.1720 Preferred Series B – N/A	Common – 285,720 Preferred Series B – N/A	Common – 21,009,779 – 285,720 = 20,724,059 Preferred Series B – 2,879,758
Month #4 04/01/14 through 04/30/14	Common – 168,638 Preferred Series B – N/A	Common – $11.0257 Preferred Series B – N/A	Common – 168,638 Preferred Series B – N/A	Common – 20,724,059 – 168,638 = 20,555,421 Preferred Series B – 2,879,758
Month #5 05/01/14 through 05/31/14	Common – 64,570 Preferred Series B – N/A	Common – $10.8995 Preferred Series B – N/A	Common – 64,570 Preferred Series B – N/A	Common – 20,555,421 – 64,570 = 20,490,851 Preferred Series B – 2,879,758
Month 06/01/14 through 06/30/14	Common – 219,916 Preferred Series B – N/A	Common – $10.9402 Preferred Series B – N/A	Common – 219,916 Preferred Series B – N/A	Common – 20,490,851 – 219,916 = 20,270,935 Preferred Series B – 2,879,758
Total	Common – 765,244 Preferred Series B – N/A	Common – $11.0514 Preferred Series B – N/A	Common – 765,244 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/4/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/4/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 9/4/2014

*	Print the name and title of each signing officer under his or her signature.